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Exhibit 10.12
Medicare Advantage Attestation of Benefit Plan

WELLCARE HEALTH INSURANCE OF ARIZONA, INC.

H2491

Date: 08/29/2012

I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the abovestated organization will make available to eligible beneficiaries in the approved service area during program year 2013. I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.

I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2012 and 2013, including but not limited to, the 2013 Call Letter, the 2013 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	MA Premium	Part D Premium	CMS Approval Date	Effective Date
002	0	7	'Ohana Value (HMO- POS)	HMOPOS	Renewal	0.00	0.00	08/20/2012	01/01/2013
004	0	6	'Ohana Liberty (HMO- POS SNP)	HMOPOS	Renewal	0.00	33.30	08/20/2012	01/01/2013

H2491

THOMAS TRAN	8/29/2012 2:06:20 PM

Contracting Official Name	Date

8735 Henderson Rd
Ren 1
WELLCARE HEALTH INSURANCE OF ARIZONA, INC.	Tampa, FL 33634

Organization	Address

H2491